Annual Report                                                   NEUBERGER BERMAN
June 30, 2001







                                Neuberger Berman
                                Equity Funds(R)









Investor Class Shares                                  Fasciano Fund

Contents
----------

                 The Fund

                 Portfolio Commentary/
                   Growth of a Dollar Chart                      4

                 Schedule of Investments/
                   Top Ten Equity Holdings                       7

                 Financial Statements                           10

                 Financial Highlights
                   Per Share Data                               17

                 Report of Independent Auditors                 19

                 Directory/Officers and Trustees                21











The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this report are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2001 Neuberger Berman Management Inc.

Fasciano Fund  Portfolio Commentary
-----------------------------------


          Dear Fellow Shareholders:

          On March 26, 2001, Fasciano Fund became the Neuberger Berman Fasciano Fund. The transition went extremely well, thanks to your overwhelming support and to the many dedicated professionals who made it happen. I believe the decision to join Neuberger Berman was an excellent one. I am truly impressed by what I have seen and the people I have met. The investment resources available at this $59 billion money management firm are awesome, particularly in the areas of information technology, trading, and investment research. These resources should lead to more exciting investment ideas, better investment decisions, and a greater capacity to invest. In the last twelve months, I have met many talented professionals at all levels within the firm. There is no doubt in my mind that Neuberger Berman's greatest asset is its people. I am very pleased to be associated with them.

          While I am working with many new colleagues and resources at Neuberger Berman, my investment philosophy and small-cap core style remain unchanged. I will continue to manage Fasciano Fund as I have since its beginning nearly 14 years ago--investing for the long term in smaller, growing companies that I believe are reasonably valued. As before, companies added to our portfolio typically will have a market capitalization between $150 million and $1.5 billion. I expect these companies to grow sales and earnings in the range of 15% to 25% annually. At that healthy, but not overheated rate of growth, a business would double in size within five years. I will continue to search out companies that generate free cash flow and have strong balance sheets. Our portfolio will continue to be diversified across industries and market sectors, holding between 60 and 80 stocks. As always, I will seek to balance the risks associated with investing in smaller companies by taking a more conservative approach to selecting stocks.

          I believe our small-cap core style is well suited for the market ahead. Before the technology bubble burst last year, investors were focused on a very few, mega-sized, highly liquid stocks that drove the Nasdaq to record heights. Those stocks were commonly bought and sold regardless of valuation and were actively traded for a quick profit based on price momentum, not investment fundamentals. Smaller companies were ignored and left behind. Now, the market appears to be broadening, and investors seem to be returning to previously overlooked stocks with good long-term growth and value qualities. In the first half of 2001, the top five performing domestic equity indices (as tracked by the Frank Russell Company) were small or mid-cap related and showed positive performance, versus a 12.5% drop in the Nasdaq
--------------------------------------------------------------------------------
                       Comparison of a $10,000 Investment

Average Annual Total Return

                           Fasciano Fund        Russell 2000(R) Index
1 Year                        +6.64%                     +0.57%
5 Year                       +10.07%                     +9.60%
10 Year                      +12.21%                    +13.49%



[GRAPHIC LINE CHART OMITTED]

                                                 NEUBERGER BERMAN  JUNE 30, 2001



          Composite. And because many smaller companies still offer greater relative value compared to large-cap stocks--i.e., earnings growing faster and trading at lower valuations-- I believe this positive trend will continue.

          Media stocks comprise nearly one quarter of our portfolio. I favor media businesses like newspapers, radio and television because of the special franchise qualities these businesses possess. Regulatory and capital requirements make it difficult for new competitors to emerge, which enables existing companies to capture higher investment returns. As a result, newspaper publishers like Pulitzer and Lee have generated tremendous free cash flow. Despite the recent slump in advertising, those two stocks gained in price during the last six months. Also, I believe there are some regulatory changes on the horizon. In my opinion, we will eventually see cross-ownership between newspaper, radio, and TV in the same markets. This industry development could promote further consolidation among media companies seeking to gain efficiencies, and reward us as stockholders.

          In the past, I have steered clear of the technology sector as a pilot avoids thunderstorms, because of the extreme updrafts and downdrafts. Even now, for the most part, I am looking to fly in smoother air, so I will continue to underweight technology. But some stocks in the sector have fundamentals that measure up quite well, and yet have been hammered down to levels where they may present good value, especially if their businesses get some help from an improved economy. For example, I recently purchased for the Fund shares in Merix Corporation, an electronics manufacturer of high-performance printed circuit boards. Electronics manufacturing is all about delivering greater performance at lower prices. Generally, this requires companies to make substantial capital investments to compete, giving them a high degree of operating leverage. In other words, when times are good, these businesses mint money, but when the economy catches a cold, electronics manufacturers get pneumonia. However, now that we are into a cyclical downturn, there could be significant upside for those businesses that survive and see their end-markets eventually improve. Merix caught my attention because it has continued to post solid earnings through a very rough period, has little debt even though it has aggressively invested in capacity for new products, and has been winning new customers. Plus, the stock is now in the mid-teens, down from a high of $69 per share last year. I will continue to be cautiously opportunistic in the technology sector as well as in other sectors of the market.

          Again, thank you for your support. I look forward to serving you at Neuberger Berman in the years ahead.

          Sincerely,


                            /s/ Michael F. Fasciano

                            MICHAEL F. FASCIANO, CFA
                                PORTFOLIO MANAGER

Endnotes
----------


This fund is the successor to Fasciano Fund, Inc.. The total return data shown prior to March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.

     1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

     2. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R)Index, representing approximately 8%. The smallest company's market capitalization is roughly $147 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gains distributions. The Fund may invest in many securities not included in the above-described index.

                                                  NEUBERGER BERMAN JUNE 30, 2001

Schedule of Investments   Fasciano Fund
---------------------------------------

[BEGIN LEFT SIDEBAR]

Top Ten Equity Holdings

    Holding           %

  1 Westwood One    4.4

  2 Pulitzer Inc.   4.0

  3 G & K Services  3.8

  4 Emmis
    Communications  3.7

  5 Zebra
    Technologies    3.5

  6 International
    Speedway        3.5

  7 DENTSPLY
    International   3.2

  8 HCC Insurance
    Holdings        2.9

  9 SRI/Surgical
    Express         2.9

 10 Snap-on
    Tools           2.9

[END LEFT SIDEBAR]



Number of Shares                   Market Value+
                                (000's omitted)
------------------------------------------------

Common Stocks (97.9%)

Business Services (3.8%)
   300,000  G & K Services              $ 8,070

Commercial Services (4.4%)
    25,000  ESCO Technologies               754*
    10,000  FirstService Corp.              226*
   100,000  Modine Manufacturing          2,758
   100,000  OM Group                      5,625
                                        -------
                                          9,363

Communications (20.0%)
   120,000  Ackerley Group                1,345
   250,000  Emmis Communications          7,688*
   150,000  Hearst-Argyle Television      3,000*
   250,000  Journal Register              4,025*
   100,000  Lee Enterprises               3,300
   100,000  McClatchy Newspapers          3,910
   150,000  Meredith Corp.                5,372
   250,000  Penton Media                  4,375
   250,000  Westwood One                  9,212*
                                        -------
                                         42,227

Consumer Products & Services (13.5%)
   150,000  Blyth Industries              3,856
   200,000  Central Parking               3,740
   150,000  Plantronics, Inc.             3,472*
   100,000  ShopKo Stores                   728*
   250,000  Snap-on Tools                 6,040
   130,000  Spartech Corp.                3,140
   400,000  Steak n Shake                 3,700*
   100,000  Tootsie Roll Industries       3,854
                                        -------
                                         28,530

Distributor (2.6%)
   100,000  Aviall Inc.                   1,097*
   200,000  MSC Industrial Direct         3,480*
    17,000  ScanSource, Inc.                806*
                                        -------
                                          5,383

Entertainment (4.7%)
   154,900  Championship Auto
             Racing Teams                 2,478*
   175,000  International Speedway        7,350
                                        -------
                                          9,828

Financial Services (10.1%)
    90,000  American Capital
             Strategies                   2,525
    40,000  Corus Bankshares              2,410
    50,000  Doral Financial               1,715
   100,000  First Midwest Bancorp         2,965
   250,000  HCC Insurance Holdings        6,125
    75,000  ITLA Capital                  1,350*
    20,000  Strayer Education               975
   100,000  Waddell & Reed Financial      3,175
                                        -------
                                         21,240

Health Products & Services (17.8%)
   150,000  DENTSPLY International        6,653
   320,000  Hooper Holmes                 3,280
   187,500  K-V Pharmaceutical            5,203*
   100,000  Landauer, Inc.                3,000
   182,500  Patterson Dental              5,475*
   200,000  SRI/Surgical Express          6,082*
   200,000  STERIS Corp.                  4,010*
   170,000  Young Innovations             3,808*
                                        -------
                                         37,511

Machinery & Equipment (6.6%)
   100,000  IDEX Corp.                    3,400
    60,000  Kaydon Corp.                  1,539
   200,000  Manitowoc Co.                 5,900
    80,000  Regal-Beloit                  1,664
    50,000  Robbins & Myers               1,410
                                        -------
                                         13,913

Publishing & Broadcasting (4.0%)
   160,000  Pulitzer Inc.                 8,448

Technology (5.2%)
    50,000  Littelfuse, Inc.              1,339*
    30,000  Merix Corp.                     525*
    60,000  Methode Electronics
             Class A                        516
    90,678  Stratos Lightwave             1,179*
   150,000  Zebra Technologies            7,368*
                                        -------
                                         10,927

Telecommunications (0.8%)
    40,000  Andrew Corp.                    738*
   125,000  Communications Systems          938
                                        -------
                                          1,676





See Notes to Schedule of Investments

Schedule of Investments   Fasciano Fund  cont'd
-----------------------------------------------


Number of Shares                       Market Value +
                                     (000's omitted)
-----------------------------------------------------

Transportation (4.3%)
    30,000  Atlas Air Worldwide
             Holdings                   $   425*
   120,000  C.H. Robinson Worldwide       3,347
   150,000  EGL, Inc.                     2,619*
   150,000  Midwest Express Holdings      2,602*
                                        -------
                                          8,993

Waste Management (0.1%)
     3,000  Stericycle, Inc.                141*
                                        -------

Total Common Stocks
(Cost $169,425)                         206,250
                                        -------



Principal Amount                       Market Value +
                                     (000's omitted)
-----------------------------------------------------

Short-Term Investments (3.4%)
$1,079,671  N&B Securities Lending
             Quality Fund, LLC          $ 1,080
 5,988,867  Neuberger Berman
             Institutional Cash Fund
             Trust Class                  5,989
                                        -------

Total Short-Term Investments
(Cost $7,069)                             7,069#
                                        -------
Total Investments (101.3%)
(Cost $176,494)                         213,319##
Liabilities, less cash, receivables
and other assets [(1.3%)]                (2,760)
                                        -------
Total Net Assets (100.0%)              $210,559
                                        -------






See Notes to Schedule of Investments

                                                  NEUBERGER BERMAN JUNE 30, 2001

Notes to Schedule of Investments

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales price were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of Neuberger Berman Equity Funds believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $176,494,000. Gross unrealized appreciation of investments was $50,052,000 and gross unrealized depreciation of investments was $13,227,000, resulting in net unrealized appreciation of $36,825,000, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.





See Notes to Financial Statements

Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Equity Funds                                          Fasciano
(000's omitted except per share amounts)                                   Fund
-------------------------------------------------------------------------------

Assets
     Investments in securities, at market value*
       (Note A) -- see Schedule of Investments:
     Unaffiliated issuers                                              $213,319
     Dividends and interest receivable                                      250
     Receivable for securities sold                                       1,776
     Receivable for Fund shares sold                                         98
     Prepaid expenses and other assets                                       19
                                                                       --------
                                                                        215,462

Liabilities
     Payable for collateral on securities loaned (Note A)                 1,080
     Payable for securities purchased                                     2,667
     Payable for Fund shares redeemed                                       940
     Payable to investment manager (Note B)                                 146
     Payable to administrator - net (Note B)                                  5
     Accrued expenses and other payables                                     65
                                                                          4,903
                                                                       --------
Net Assets at value                                                    $210,559


Net Assets consist of:

Paid-in capital                                                        $168,017
     Accumulated net realized gains (losses) on investments               5,717
     Net unrealized appreciation (depreciation) in value of
       investments                                                       36,825
                                                                       --------
Net Assets at value                                                    $210,559


Shares Outstanding ($.001 par value; unlimited shares authorized)
     Investor Class                                                       6,123
Net Asset Value, offering and redemption price per share
     Investor Class                                                    $  34.39

*Cost of investments:
     Unaffiliated issuers                                              $176,494
                                                                       --------





See Notes to Financial Statements

                               NEUBERGER BERMAN FOR THE YEAR ENDED JUNE 30, 2001


Statement of Operations
-----------------------


Neuberger Berman Equity Funds                                         Fasciano
(000's omitted)                                                           Fund
------------------------------------------------------------------------------

Investment Income

Income:

Dividend income--unaffiliated issuers                                 $  1,923
Interest income                                                            161
Foreign taxes withheld (Note A)                                             (2)
                                                                      --------
Total income                                                             2,082

Expenses:
Investment management fee (Note B)                                       2,235
Administration fee (Note B)
   Investor Class                                                          203

Shareholder servicing agent fees
   Investor Class                                                          184
Auditing fees                                                               13
Custodian fees (Note B)                                                    144
Insurance expense                                                           13
Legal fees                                                                  58
Registration and filing fees                                                63
Shareholder reports                                                         49
Trustees' fees and expenses                                                 14
Miscellaneous                                                                2
                                                                      --------
Total expenses                                                           2,978
                                                                      --------
Net investment income (loss)                                              (896)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in
  unaffiliated issuers                                                  15,384
                                                                      --------
Change in net unrealized appreciation (depreciation) in value of:

Investment securities (Note A)                                          (2,141)
Net gain (loss) on investments                                          13,243

Net increase (decrease) in net assets resulting from operations       $ 12,347





See Notes to Financial Statements


Statement of Changes in Net Assets
----------------------------------


                                                                                       Fasciano Fund
                                                                               -------------------------------
                                                                                         Year Ended
                                                                                          June 30,
Neuberger Berman Equity Funds                                                    2001                 2000
(000's omitted)
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                                   $    (896)           $   2,756
Net realized gain (loss) on investments                                           15,384               (7,047)
Change in net unrealized appreciation (depreciation) of investments               (2,141)              10,119
Net increase (decrease) in net assets resulting from operations                   12,347                5,828

Distributions to Shareholders From:

Net investment income:

Investor Class                                                                    (2,097)              (4,695)

Net realized gain on investments:

Investor Class                                                                        (1)                --
Total distributions to shareholders                                               (2,098)              (4,695)

From Fund Share Transactions:

Proceeds from shares sold:

Investor Class                                                                   127,940              198,663

Proceeds from reinvestment of dividends and distributions:

Investor Class                                                                     2,017                4,559

Payments for shares redeemed:

Investor Class                                                                  (196,549)            (355,637)
Net increase (decrease) from Fund share transactions                             (66,592)            (152,415)
Net Increase (Decrease) in Net Assets                                            (56,343)            (151,282)

Net Assets:

Beginning of year                                                                266,902              418,184

End of year                                                                    $ 210,559            $ 266,902
Accumulated undistributed net investment income (loss) at end of year          $    --              $   2,097

Number of Fund Shares:

Sold:
Investor Class                                                                     3,747                6,387
Issued on reinvestment of dividends and distributions:
Investor Class                                                                        62                  140
Redeemed:
Investor Class                                                                    (5,885)             (11,486)

Net increase (decrease) in shares outstanding                                     (2,076)              (4,959)




See Notes to Financial Statements

                                                  NEUBERGER BERMAN JUNE 30, 2001

Notes to Financial Statements   Fasciano Fund
---------------------------------------------


     NOTE A - Summary of Significant Accounting Policies:

1 General: Neuberger Berman Fasciano Fund (the "Fund") is a separate operating series of Neuberger Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is currently comprised of twelve separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund offers Investor Class shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     After the close of business on March 23, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Fasciano Fund, Inc. (the "Predecessor"), a Maryland corporation which commenced operations on August 1, 1987 as a private investment company, and registered with the Securities and Exchange Commission on June 30, 1988 as a diversified, open-end management investment company. The acquisition was pursuant to an Agreement and Plan of Reorganization approved by the Predecessor's shareholders on March 15, 2001.

     The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Predecessor. As such, the Fund's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Predecessor as of March 23, 2001, were $186,409,744 and $5,737,684, respectively.

     The investment objectives, policies, and limitations of the Predecessor are substantially identical to those of the Fund. The Fund had no operations prior to March 24, 2001. For financial reporting purposes, the Predecessor's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Notes to Financial Statements   Fasciano Fund cont'd
----------------------------------------------------

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.

5 Federal income taxes: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended June 30, 2001, the Fund hereby designates $1,301 as a capital gain distribution for purposes of the dividend paid deduction.

7 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

8 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

                                                  NEUBERGER BERMAN JUNE 30, 2001


9 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $1,058,500 and $1,079,671, respectively.

10 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

12 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated pro rata among its respective classes.

     Note B -- Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the Fund's average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Investor Class of the Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Fasciano Company, Inc. acted as the investment adviser to the Fund's Predecessor, from its inception to March 23, 2001, and was paid 1.00% of the average daily net assets for management and administration services.

Notes to Financial Statements   Fasciano Fund cont'd
----------------------------------------------------


     Through March 23, 2001, Fasciano Company, Inc., agreed to reimburse the Fund's Predecessor to the extent that total operating expenses, net of brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes, litigation and other extraordinary expenses, exceeded 2.00% of average net assets. No amounts were reimbursed to the Fund's Predecessor under this arrangement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Investor Class of the Fund.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.


     Note C -- Securities Transactions:

     During the year ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities) of $6,105,130 and $74,395,763, respectively.

     During the year ended June 30, 2001, brokerage commissions on securities transactions amounted to $70,619, of which Neuberger received $4,500, and other brokers received $66,119.


     Note D -- Line of Credit:

     At June 30, 2001, the Fund was one of the holders of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                                                  NEUBERGER BERMAN JUNE 30, 2001


Financial Highlights   Fasciano Fund
------------------------------------


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                                    Year Ended June 30,
                                                                ---------------------------------------------------------

                                                                2001(*)        2000         1999        1998        1997

Net Asset Value, Beginning of Year                                $ 32.55     $ 31.78     $ 34.91     $ 27.53     $ 24.33
                                                                  -------     -------     -------     -------     -------
Income From Investment Operations
Net Investment Income (Loss)                                         (.11)        .34         .40         .16        (.03)
Net Gains or Losses on Securities
   (both realized and unrealized)                                    2.24         .82       (2.25)       8.71        3.82
                                                                  -------     -------     -------     -------     -------


Total From Investment Operations                                     2.13        1.16       (1.85)       8.87        3.79
                                                                  -------     -------     -------     -------     -------
Less Distributions
From Net Investment Income                                           (.29)       (.39)       (.03)       --          --
From Net Capital Gains                                               --          --         (1.25)      (1.49)       (.59)
                                                                  -------     -------     -------     -------     -------
Total Distributions                                                  (.29)       (.39)      (1.28)      (1.49)       (.59)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Year                                      $ 34.39     $ 32.55     $ 31.78     $ 34.91     $ 27.53
                                                                  -------     -------     -------     -------     -------
Total Return++                                                     +6.64%      +3.70%      -5.20%     +33.20%     +15.80%
                                                                  -------     -------     -------     -------     -------
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                             $ 210.6     $ 266.9     $ 418.2     $  95.0     $  42.1
Ratio of Gross Expenses to Average Net Assets#                        1.3%       --          --          --          --
Ratio of Net Expenses to Average Net Assets                           1.3%        1.2%        1.2%        1.3%        1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets           (.4)%        .8%        1.8%         .2%        (.4)%
Portfolio Turnover Rate                                                 3%         29%         20%         50%         41%






See Notes to Financial Highlights

Notes to Financial Highlights Fasciano Fund

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.


# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


(*) Effective March 24, 2001, Neuberger Berman Management Inc., succeeded Fasciano Company, Inc., as the Fund's investment manager.

                                                  NEUBERGER BERMAN JUNE 30, 2001

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------


To the Board of Trustees of
Neuberger Berman Equity Funds and
Shareholders of Neuberger Berman Fasciano Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Fasciano Fund, one of the series constituting Neuberger Berman Equity Funds (the "Trust") as of June 30, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and the financial highlights for each of the four years in the period then ended for the Fasciano Fund, Inc., were audited by other auditors whose report, dated July 31, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fasciano Fund of Neuberger Berman Equity Funds at June 30, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                       /s/ Ernst & Young LLP



Boston, Massachusetts
August 3, 2001

                                                NEUBERGER BERMAN   JUNE 30, 2001


Report of Votes of Shareholders
-------------------------------


A special meeting of shareholders of Fasciano Fund, Inc. ("Trust") was held on March 15, 2001. Shareholders voted on the following matter: (1) To approve an Agreement and Plan of Reorganization between Fasciano Fund, Inc. and Neuberger Berman Equity Funds and the transactions contemplated thereby.

Proposal 1 - To Approve Agreement, Plan of Reorganization and transactions contemplated thereby.

                                               Votes                     Votes                    Votes
      Fund                                       For                   Against                  Withheld              Abstentions

      Fasciano Fund, Inc.                  4,021,005                   179,624                       N/A                  135,993

                                                NEUBERGER BERMAN   JUNE 30, 2001


Directory

            Investment Manager, Administrator and Distributor
            Neuberger Berman Management Inc.
            605 Third Avenue 2nd Floor
            New York, NY 10158-0180
            800.877.9700 or 212.476.8800

            Sub-Adviser
            Neuberger Berman, LLC
            605 Third Avenue
            New York, NY 10158-3698

            Custodian and Shareholder Servicing Agent
            State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02110

            For Investor Class Shareholders
            Address correspondence to:
            Neuberger Berman Funds
            Boston Service Center
            P.O. Box 8403
            Boston, MA 02266-8403
            800.877.9700 or 212.476.8800

            Legal Counsel
            Kirkpatrick & Lockhart LLP
            1800 Massachusetts Avenue, NW
            2nd Floor
            Washington, DC 20036-1800

            Independent Auditors
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116



Officers and Trustees


            John Cannon
            Trustee

            Faith Colish
            Trustee

            Walter G. Ehlers
            Trustee

            C. Anne Harvey
            Trustee

            Barry Hirsch
            Trustee

            Robert A. Kavesh
            Trustee

            Howard A. Mileaf
            Trustee

            Edward I. O'Brien
            Trustee

            John P. Rosenthal
            Trustee

            William E. Rulon
            Trustee

            Cornelius T. Ryan
            Trustee

            Tom D. Seip
            Trustee

            Gustave H. Shubert
            Trustee

            Candace L. Straight
            Trustee

            Peter P. Trapp
            Trustee

            Peter E. Sundman
            Chairman of the Board, Chief Executive
            Officer and Trustee

            Michael M. Kassen
            President and Trustee

            Robert Conti
            Vice President

            Brian P. Gaffney
            Vice President

            Frederic B. Soule
            Vice President

            Richard Russell
            Treasurer

            Claudia A. Brandon
            Secretary

            Barbara DiGiorgio
            Assistant Treasurer

            Celeste Wischerth
            Assistant Treasurer

            Stacy Cooper-Shugrue
            Assistant Secretary

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


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




                                             NEUBERGER BERMAN


                                             Neuberger Berman Management Inc.
                                             605 Third Avenue 2nd Floor
                                             New York, NY 10158-0180
                                             Shareholder Services
                                             800.877.9700
                                             Institutional Services
                                             800.366.6264
                                             www.nb.com





                                             (Recycled)B0689 08/01